UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

U.S. Managed Volatility Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2020

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-FUND-LSV (1-888-386-3578). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all LSV Funds if you invest directly with the Fund.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees return of the LSV U.S. Managed Volatility Fund, the S&P 500 Index (the benchmark) and the MSCI USA Minimum Volatility Index for the trailing periods ending April 30, 2020 were as follows:

	6-Months Trailing	1 Year	3 Year	5 Years	Since Inception
U.S. Managed Volatility Fund, Institutional Class Shares*	-12.77%	-8.01%	3.31%	4.85%	5.78%

Benchmark:
S&P 500 Index	-3.16%	0.86%	9.04%	9.12%	9.22%

Volatility Index:
MSCI USA Minimum Volatility Index	-6.84%	-0.09%	8.50%	9.23%	9.85%

* Periods longer than one year are annualized; inception date is 6/25/14; net of fees.

Institutional Class Shares performance (net of fees) as of 3/31/20: -15.00% (1 year), 3.09% (5 year) and 4.26% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). Periods longer than one year are annualized; inception date 6/25/14.

U.S. equities as measured by the S&P 500 Index declined 3.16% over the six month period ended April 30, 2020. However, this modest decline does not reflect the significant volatility in markets during the period. Global equity markets plummeted during February and March 2020 as the coronavirus outbreak shut down cities and economies across the globe. The public equity markets reacted to the spread of the virus swiftly and with heightened volatility. From February 19 through March 23, the S&P 500 fell nearly 34%. The S&P 500 had an average daily move of 5% in March (the next most volatile month in history was in November 1929 at nearly 4%) and had nine days of moves greater than 5%. However, markets rebounded strongly in late March and throughout April, in large part due to massive intervention by the Federal Reserve and Congress which took aggressive measures to help mitigate the damage inflicted by the virus. The sell-off was particularly painful for value and smaller capitalization stocks. Over the trailing six months the Russell 1000 Value Index was down 13.66% while the Russell 1000 Growth Index was up 6.10%. Smaller stocks also suffered bigger declines in the period as the Russell 2000 was down 15.47% while large caps as measured by the Russell 1000 Index were down just 3.55%. The LSV U.S. Managed Volatility Fund returned -12.77%.

The LSV U.S. Managed Volatility Fund holds securities that are believed to have less volatility than the overall equity markets and high expected returns based on LSV’s quantitative alpha model. The portfolio decision making process is quantitative and stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. Next, stocks are ranked on an assortment of factors to estimate a risk score. The risk score is a function of beta, standard deviation and volatility of operating performance (cash flows and earnings).

The trailing six months proved to be a very difficult period for our deep value approach, particularly in the sell off over the first three months of 2020 as value stocks and smaller stocks were punished in the market decline. In a market drawdown such as this, we would typically expect to see a flight to the safety of low volatility stocks, however there was more of a flight to expensive growth stocks than there was a flight to low volatility stocks. Attribution analysis further indicates that both stock and sector selection detracted from relative returns over the period. Stock selection losses were concentrated in the Information Technology, Financials and Communication Services sectors as names within the Tech Hardware, Mortgage REITs and Integrated Telecom industries lagged. From a sector perspective, relative losses were more modest and largely due to our underweight position in the Technology sector as well as our overweight to Financials stocks. Top individual contributors included overweight positions in Kroger, Johnson & Johnson, Target, Intel, Gilead, Smucker and Amgen. Not holding Boeing, Exxon, Bank of America and Citigroup also added value. Main individual detractors included our underweight position in Apple as well as not holding Amazon, Microsoft, Google, Facebook, Tesla, Netflix and Nvidia. Overweights to MFA

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

Financial, Aflac, Chimera Investment Corp, Tyson Foods, Retail Properties of America, Exelon, Western Union and Phillips 66 also detracted.

As of April 30, 2020, the Fund was trading at near record valuation discounts relative to the overall market as well as to the minimum volatility benchmark. The Fund is currently trading at 13.5x forward earnings compared to 22.0x for the S&P 500, 2.1x book value compared to 3.2x for the S&P 500 and 8.3x cash flow compared to 13.6x for the S&P 500. The Fund is overweight the Utilities, Health Care and Consumer Staples sectors while underweight Information Technology and Consumer Discretionary.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2020	(Unaudited)

Sector Weightings †:

†	Percentages are based on total investments.

Schedule of Investments

LSV U.S. Managed Volatility Fund

	Shares	Value (000)

Common Stock (98.8%)
Aerospace & Defense (1.6%)
Huntington Ingalls Industries	1,400	$268
Raytheon Technologies	8,637	560

		828

Agricultural Products (0.4%)
Ingredion	2,700	219

Air Freight & Logistics (0.3%)
United Parcel Service, Cl B	1,700	161

Asset Management & Custody Banks (0.5%)
Bank of New York Mellon	7,000	263

Automotive (1.1%)
Ford Motor	38,400	196
Toyota Motor ADR	3,100	383

		579

Automotive Retail (1.8%)
AutoZone*	900	918

Banks (3.5%)
Bank of Montreal	4,100	208
Bank of Nova Scotia	4,500	180
Canadian Imperial Bank of Commerce	4,500	267
JPMorgan Chase	4,400	421
PNC Financial Services Group	3,300	352
US Bancorp	10,400	380

		1,808

Biotechnology (3.6%)
Alexion Pharmaceuticals*	790	85
Amgen	4,000	957
Gilead Sciences	7,600	638

LSV U.S. Managed Volatility Fund

	Shares	Value (000)
Biotechnology (continued)
Regeneron Pharmaceuticals*	300	$158

		1,838

Building Products (0.1%)
Carrier Global*	2,100	37

Cable & Satellite (0.4%)
Cogeco Communications	2,900	214

Commercial Services (2.4%)
CSG Systems International	9,600	466
Western Union	40,800	778

		1,244

Computers & Peripherals (0.6%)
Canon ADR	13,800	291

Computers & Services (3.8%)
Apple	1,300	382
Oracle	29,700	1,573

		1,955

Consumer Staples (1.0%)
Kimberly-Clark	3,600	499

Diversified REITs (0.4%)
VEREIT	34,200	187

Drug Retail (0.5%)
Walgreens Boots Alliance	6,500	281

Electrical Components & Equipment (0.0%)
Eaton	200	17

Electrical Services (6.8%)
American Electric Power	3,900	324
Edison International	9,200	540
Entergy	8,100	774
Exelon	29,400	1,090
FirstEnergy	4,900	202
PPL	12,600	320
Public Service Enterprise Group	4,000	203

		3,453

Environmental & Facilities Services (2.0%)
Republic Services, Cl A	6,300	494
Waste Management	5,100	510

		1,004

Food, Beverage & Tobacco (6.3%)
Altria Group	18,200	714
General Mills	7,600	455
JM Smucker	8,600	988

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2020	(Unaudited)

LSV U.S. Managed Volatility Fund

	Shares	Value (000)
Food, Beverage & Tobacco (continued)
Kellogg	4,800	$315
Tyson Foods, Cl A	12,200	759

		3,231

General Merchandise Stores (3.6%)
Canadian Tire, Cl A	4,000	281
Target	14,000	1,536

		1,817

Health Care Facilities (1.2%)
HCA Holdings	2,900	319
Universal Health Services, Cl B	3,000	317

		636

Health Care REITs (0.3%)
National Health Investors	2,900	160

Health Care Services (1.0%)
CVS Health	4,540	280
Quest Diagnostics	2,300	253

		533

Homebuilding (0.5%)
DR Horton	5,500	260

Hotel & Resort REITs (0.2%)
Apple Hospitality	12,500	121

Industrial Machinery (0.8%)
Otis Worldwide*	1,050	53
Snap-on	2,700	352

		405

Insurance (7.5%)
Aflac	7,800	290
Allstate	10,100	1,027
American Financial Group	4,700	311
Assured Guaranty	8,500	253
Berkshire Hathaway, Cl B*	6,100	1,143
CNA Financial	9,200	291
Loblaw	10,100	497

		3,812

IT Consulting & Other Services (4.6%)
Amdocs	14,500	934
CACI International, Cl A*	1,800	450
International Business
Machines	7,700	967

		2,351

Machinery (1.7%)
Allison Transmission
Holdings	13,000	473

LSV U.S. Managed Volatility Fund

	Shares	Value (000)
Machinery (continued)
Cummins	2,400	$392

		865

Media & Entertainment (2.1%)
Comcast, Cl A	28,900	1,088

Mortgage REITs (1.7%)
Annaly Capital Management	66,900	418
Chimera Investment	19,500	152
Invesco Mortgage Capital	1,600	5
MFA Financial	45,700	80
Starwood Property Trust	14,800	191

		846

Office REITs (1.2%)
Brandywine Realty Trust	27,900	311
Piedmont Office Realty Trust, Cl A	18,200	316

		627

Packaged Foods & Meats (0.8%)
Kraft Heinz	13,500	410

Paper Packaging (0.9%)
Sealed Air	7,200	206
Sonoco Products	4,700	229

		435

Petroleum & Fuel Products (1.9%)
Phillips 66	8,100	592
Valero Energy	6,200	393

		985

Pharmaceuticals (11.5%)
Bristol-Myers Squibb	9,600	584
GlaxoSmithKline ADR	14,900	627
Johnson & Johnson	11,100	1,666
Merck	19,930	1,581
Pfizer	29,700	1,139
Sanofi ADR	6,200	290

		5,887

Reinsurance (0.4%)
Reinsurance Group of America, Cl A	2,100	220

Retail (2.7%)
Kroger	27,600	872
Walmart	4,200	511

		1,383

Retail REITs (0.4%)
Retail Properties of America, Cl A	29,400	182

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2020	(Unaudited)

LSV U.S. Managed Volatility Fund

	Shares	Value (000)

Semi-Conductors/Instruments (3.3%)
Intel	28,300	$1,697

Specialized REITs (1.0%)
Iron Mountain	9,600	232
Gaming and Leisure Properties	8,100	229
Omega Healthcare Investors	300	9

		470

Telephones & Telecommunications (11.9%)
AT&T	40,100	1,222
China Telecom ADR	8,400	282
Cisco Systems	32,200	1,365
F5 Networks*	2,300	320
Motorola Solutions	1,200	173
Nippon Telegraph & Telephone ADR	30,100	680
TELUS	14,200	232
Verizon Communications	31,500	1,810

		6,084

Wireless Telecommunication Services (0.5%)
China Mobile ADR	5,800	233

TOTAL COMMON STOCK
(Cost $51,638)		50,534

	Face Amount (000)

Repurchase Agreement (1.0%)
South Street Securities 0.020%, dated 04/30/20, to be repurchased on 05/01/20, repurchase price $516 (collateralized by various U.S. Treasury Note, ranging in par value $158 - $332, 1.375% - 1.750%, 01/31/2025 -12/31/2026; total market value $527)	$516	516

TOTAL REPURCHASE AGREEMENT (Cost $516)		516

Total Investments – 99.8% (Cost $52,154)		$51,050

Percentages are based on Net Assets of $51,131 (000).

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2020, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$50,534	$—	$—	$50,534
Repurchase Agreement	—	516	—	516

Total Investments in Securities	$50,534	$516	$—	$51,050

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

April 30, 2020	(Unaudited)

	LSV U.S. Managed Volatility Fund
Assets:
Investments at Value (Cost $52,154)	$51,050
Foreign Currency, at Value (Cost $21)	21
Dividends and Interest Receivable	97
Receivable for Investment Securities Sold	54
Reclaim Receivable	7
Prepaid Expenses	12
Total Assets	51,241
Liabilities:
Payable for Investment Securities Purchased	72
Payable due to Transfer Agent	14
Payable due to Investment Adviser	11
Payable for Printing Fees	6
Payable to Custodian	5
Payable due to Administrator	2
Payable due to Trustees	—
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	—
Total Liabilities	110
Net Assets	$51,131

Net Assets Consist of:
Paid-in Capital	$49,552
Total distributable gain	1,579
Net Assets	$51,131

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($50,170 ÷ 4,664,610 shares)(1)	$10.76

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($961 ÷ 89,191 shares)(1)	$10.78	*

(1)	Shares have not been rounded.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the six months ended April 30, 2020	(Unaudited)

LSV U.S. Managed Volatility Fund
Investment Income:
Dividend Income	$960
Interest Income	1
Foreign Taxes Withheld	(13)
Total Investment Income	948
Expenses:
Investment Advisory Fees	145
Administration Fees	17
Distribution Fees - Investor Class	4
Trustees’ Fees	1
Chief Compliance Officer Fees	—
Transfer Agent Fees	19
Registration and Filing Fees	16
Custodian Fees	9
Printing Fees	7
Professional Fees	3
Insurance and Other Fees	2
Total Expenses	223
Less: Waiver of Investment Advisory Fees	(44)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	179
Net Investment Income	769
Net Realized Gain on Investments	2,265
Net Realized Loss on Foreign Currency Transactions	(5)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(10,529)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translation	(1)
Net Realized and Unrealized Loss on Investments	(8,270)
Net Decrease in Net Assets Resulting from Operations	$(7,501)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2020 (Unaudited) and for the year ended October 31, 2019

	LSV U.S. Managed Volatility Fund
	11/1/2019 to	11/1/2018 to
	04/30/2020	10/31/2019
Operations:
Net Investment Income	$769	$1,971
Net Realized Gain on Investments and Foreign Currency Transactions	2,260	4,763
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(10,530)	1,541
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,501)	8,275
Distributions
Institutional Class Shares	(6,221)	(5,321)
Investor Class Shares	(307)	(192)
Total Distributions	(6,528)	(5,513)
Capital Share Transactions:
Institutional Class Shares:
Issued	2,559	2,560
Reinvestment of Dividends and Distributions	6,091	5,111
Redeemed	(11,698)	(23,481)
Net Decrease from Institutional Class Shares Transactions	(3,048)	(15,810)
Investor Class Shares:
Issued	124	291
Reinvestment of Dividends and Distributions	308	192
Redeemed	(2,056)	(640)
Net Decrease from Investor Class Shares Transactions	(1,624)	(157)
Net Decrease in Net Assets Derived from Capital Share Transactions	(4,672)	(15,967)
Total Decrease in Net Assets	(18,701)	(13,205)
Net Assets:
Beginning of Period	69,832	83,037
End of Year/Period	$51,131	$69,832

Shares Transactions:
Institutional Class:
Issued	211	226
Reinvestment of Dividends and Distributions	465	442
Redeemed	(918)	(1,851)
Total Institutional Class Share Transactions	(242)	(1,183)
Investor Class:
Issued	10	25
Reinvestment of Dividends and Distributions	23	17
Redeemed	(201)	(52)
Total Investor Class Share Transactions	(168)	(10)
Net Decrease in Shares Outstanding	(410)	(1,193)

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period

For the six months ended April 30, 2020 (Unaudited) and the years ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV U.S. Managed Volatility Fund

Institutional Class Shares

2020*	$13.53	$0.15	$(1.68)	$(1.53)	$(0.33)	$(0.92)	$(1.25)	$10.76	(12.77)%	$50,170	0.55%	0.68%	2.40%	16%
2019	13.07	0.33	0.99	1.32	(0.31)	(0.55)	(0.86)	13.53	11.36	66,357	0.55	0.66	2.61	15
2018	12.57	0.28	0.73	1.01	(0.28)	(0.23)	(0.51)	13.07	8.16	79,556	0.55	0.65	2.21	28
2017	11.26	0.28	1.28	1.56	(0.20)	(0.05)	(0.25)	12.57	14.05	75,656	0.55	0.69	2.37	19
2016	10.82	0.27	0.43	0.70	(0.19)	(0.07)	(0.26)	11.26	6.63	54,239	0.55	0.88	2.45	12
2015	10.49	0.22	0.16	0.38	(0.05)	–	(0.05)	10.82	3.64	26,387	0.55	1.19	2.00	10

Investor Class Shares

2020*	$13.54	$0.14	$(1.69)	$(1.55)	$(0.29)	$(0.92)	$(1.21)	$10.78	(12.89)%	$961	0.80%	0.93%	2.27%	16%
2019	13.05	0.30	0.99	1.29	(0.25)	(0.55)	(0.80)	13.54	11.08	3,475	0.80	0.91	2.35	15
2018	12.56	0.25	0.72	0.97	(0.25)	(0.23)	(0.48)	13.05	7.83	3,481	0.80	0.90	1.99	28
2017	11.24	0.26	1.29	1.55	(0.18)	(0.05)	(0.23)	12.56	13.95	7,685	0.80	0.94	2.15	19
2016	10.80	0.24	0.43	0.67	(0.16)	(0.07)	(0.23)	11.24	6.38	216	0.80	1.15	2.22	12
2015	10.48	0.20	0.16	0.36	(0.04)	–	(0.04)	10.80	3.50	211	0.80	1.48	1.79	10

*	For the six-month period ended April 30, 2020. All ratios for the period have been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

April 30, 2020 (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 44 funds. The financial statements herein are those of the LSV U.S. Managed Volatility Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2020, there were no securities valued in accordance with Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 – Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose

Notes to Financial Statements

April 30, 2020 (Unaudited)

fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2020, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
State Street Securities	$516	$516	$-	$-

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation— The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets

Notes to Financial Statements

April 30, 2020 (Unaudited)

and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended April 30, 2020, the Fund paid $16,740 for these Services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the1940 Act for the Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for the Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the period ended April 30, 2020, the Fund incurred $3,552 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the period ended April 30, 2020, the Fund earned $54 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fees waivers and/or expense reimbursements to a maximum of 0.55% and 0.80% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2021.

Notes to Financial Statements

April 30, 2020 (Unaudited)

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 2020, were as follows (000):

Purchases
Other	$9,916
Sales
Other	$20,099

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or to paid-in-capital, as appropriate, in the period that the differences arise. During the period ended April 30, 2020, there were no permanent differences.

The tax character of dividends and distributions paid during the years ended October 31, 2019 and 2018 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Totals
2019	$2,026	$3,487	$5,513
2018	2,353	1,262	3,615

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,883
Undistributed Long-Term Capital Gain	4,299
Unrealized Appreciation	9,426

Total Distributable Earnings	$15,608

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no capital loss carryforwards at October 31, 2019.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2020, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 52,154	$5,035	$(6,139)	$(1,104)

8.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Volatility Risk — Although the Fund seeks to manage volatility within its portfolio, there is no guarantee that the Fund will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Adviser’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility. The Fund also may underperform other funds with similar investment objectives and strategies. The Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be limited. In general, the greater the protection against downside loss, the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets.

Notes to Financial Statements

April 30, 2020 (Unaudited)

Medium and Smaller Capitalization Risk — The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Style Risk — Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

The foregoing is not intended to be a complete discussion of all risks as associated with the investment strategies of the Funds. Please refer to the current prospectus for a discussion of the risks associated with investing in the Funds.

9.	Other:

At April 30, 2020, 73% of total shares outstanding for the Institutional Class Shares were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding. At April 30, 2020, 94% of total shares outstanding for the Investor Class Shares were held by two record shareholder owning 10% or greater of the aggregate total shares outstanding. These were comprised of mostly omnibus accounts.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10.	Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11.	New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosure and delay the adoption of additional disclosures until the effective date.

12.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2019 to April 30, 2020.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/19	Ending Account Value 04/30/20	Annualized Expense Ratios	Expenses Paid During Period*
LSV U.S. Managed Volatility Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$872.30	0.55%	$2.56
Investor Class Shares	1,000.00	871.10	0.80	3.72

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.13	0.55%	$2.77
Investor Class Shares	1,000.00	1,020.89	0.80	4.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2020 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV U.S. Managed Volatility Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Form N-Q and Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-SA-008-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 8, 2020